UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2012

WORLD OMNI AUTOMOBILE LEASE

SECURITIZATION TRUST 2012-A

(Issuing Entity with respect to Securities)

WORLD OMNI FINANCIAL CORP.

(Sponsor with respect to Securities)

WORLD OMNI AUTO LEASING LLC

(Depositor with respect to Securities)

Delaware	333-178682-02	90-0399122
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(Registrant’s IRS Employer Identification No.)

190 Jim Moran Boulevard

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including zip Code)

Registrant’s telephone number, including area code: (954) 429-2000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On June 5, 2012, World Omni Financial Corp. (“World Omni”) and World Omni Auto Leasing LLC (the “Depositor”) entered into an Underwriting Agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse Securities (USA) LLC and J.P. Morgan Securities LLC on behalf of themselves and as representatives of the several underwriters (collectively, the “Underwriters”), whereby each of the Underwriters has severally agreed to purchase $673,760,000 aggregate principal balance of various series of Asset-Backed Notes, Series 2012-A, to be issued by World Omni Automobile Lease Securitization Trust 2012-A (the “Trust”), a Delaware statutory trust created pursuant to that certain Trust Agreement, dated as of April 19, 2012, by and between the Depositor and BNY Mellon Trust of Delaware, as owner trustee. The Underwriting Agreement provides that the obligations of the Underwriters are subject to specified conditions precedent and that the Underwriters will purchase all of the Notes (defined below) if any of the Notes are purchased. World Omni and the Depositor have agreed to indemnify the Underwriters against some liabilities, including civil liabilities under the Securities Act, or contribute to payments which the Underwriters may be required to make in respect of some liabilities, including civil liabilities under the Securities Act.

The sale of the Notes has been registered pursuant to the Securities Act of 1933, as amended (the “Securities Act”) under a Registration Statement on Form S-3 (Commission File No. 333-178682). It is anticipated that the Notes will be issued on or about June 13, 2012.

Item 8.01.	Other Events.

The registrant has filed a final prospectus supplement, dated June 5, 2012, setting forth a description of the collateral pool and the structure of $179,640,000 aggregate principal amount of the Class A-1 Asset-Backed Notes (the “Class A-1 Notes”), $200,000,000 aggregate principal amount of the Class A-2 Asset-Backed Notes (the “Class A-2 Notes”), $203,670,000 aggregate principal amount of the Class A-3 Asset-Backed Notes (the “Class A-3 Notes”), $60,000,000 aggregate principal amount of the Class A-4 Asset-Backed Notes (the “Class A-4 Notes” and, together with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the “Class A Notes”), and $30,450,000 aggregate principal amount of the Class B Asset-Backed Notes by the Trust.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

5.1	Opinion of Kirkland & Ellis LLP, dated as of June 7, 2012, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of June 7, 2012, with respect to tax matters.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

World Omni Auto Leasing LLC (Depositor)

By:	/s/ Charles Einhorn
Name:	Charles Einhorn
Title:	Assistant Treasurer

Dated: June 7, 2012

EXHIBIT INDEX

Exhibit No.	Description

5.1	Opinion of Kirkland & Ellis LLP, dated as of June 7, 2012, with respect to enforceability of securities.

8.1	Opinion of Kirkland & Ellis LLP, dated as of June 7, 2012, with respect to tax matters.

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